Supplement to the
Fidelity® Variable Insurance Products
Disciplined Small Cap Portfolio
Investor Class
April 29, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
George Liu (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Mr. Kaufmann will retire effective on or about March 31, 2024.
VDSCI-SUSTK-0224-100 1.9911885.100	February 2, 2024
Supplement to the
Fidelity® Variable Insurance Products
Disciplined Small Cap Portfolio
Initial Class, Service Class, and Service Class 2
April 29, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
George Liu (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Mr. Kaufmann will retire effective on or about March 31, 2024.
VDSC-SUSTK-0224-100 1.9911886.100	February 2, 2024